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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 21, 2003

CoBiz Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-24445	84-0826324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

821 17th Street
Denver, Colorado 80202
(Address of principal executive offices and zip code)

(303) 293-2265
Registrant's telephone number, including area code

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits

    99.1—Shareholder presentation made by executives of CoBiz Inc. on May 21, 2003.

ITEM 9. REGULATION FD DISCLOSURE

        In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

        On May 21, 2003, executives of the Registrant presented information at its Annual Meeting of Shareholders as described in the slides attached to this report as Exhibit 99.1. Exhibit 99.1 and the slides thereof are incorporated by reference herein.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COBIZ INC.
By:	/s/ RICHARD J. DALTON Richard J. Dalton Executive Vice President and Chief Financial Officer

Date: May 21, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Shareholder presentation made by executives of CoBiz Inc. on May 21, 2003.

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT INDEX